BANNER
CORPORATION

D|A|DAVIDSON
EQUITY CAPITAL MARKETS

22nd Annual Financial Institutions Conference
May 6 - 8, 2020
Virtual Voice conference


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 27, 2020 as well as the Form 10-K for the year ended December 31, 2019 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Pandemic response at Banner

Clients

- Reduced branch lobby access; drive-up facilities and ATMs remain accessible to serve clients
- Received approval for 7,378 SBA Payroll Protection Program loans totaling $1.13B through May 4th
- Deferred payments or waived interest on 2,855 loans with $939MM in balances through May 4th
- Waived penalties for early IRA distributions up to $100,000 and CD withdrawals up to $25,000
- Increased daily limits on mobile check deposits and ATM withdrawal limits

Employees

- Implemented measures to support employees working from home
- Created special program for employees deemed worksite essential with increased pay
- Providing additional paid time-off for exposure or sickness

Community

- Complying with state and federal orders to contain the spread of the virus
- Contributing to a number of local and regional nonprofits
- Provided initial support of $150,000 to address emergency and basic needs within our footprint

Pandemic risk: Early impact exposure

Total loan portfolio at 03/31/20: $ 9,286 (millions)



Early Impact
$834
9%
by Industry
by State
Health Care Facilities
$244
Health Care Practioners
$124
Hotel & Accomodation
$213
Restaurants & Food Services
$163
Recreation & Leisure
$90
WA
$399
OR
$184
CA
$185
ID
$23
Other
$43

Pandemic risk: Investment properties

Total loan portfolio at 03/31/20: $ 9,286 (millions)

Secured by investment properties: $ 2,008



Investment Properties
$2,008
22%
by Collateral
Retail
$552
Office
$527
Industrial
$248
Medical/Assisted Living
$189
Hotel/Motel
$186
Mini Storage
$148
Other
$96
Recreational Facility
$32
Restaurant
$30

Pandemic risk: Loan pool by industry

$ Millions

Industry:	Health Care Facilities	Health Care Practioners	Hotel & Accomodation	Restaurants & Food Services	Recreation & Leisure	Early Impact	Future Impact	Total
Commercial real estate:								
Owner-occupied	29.5	15.3	2.1	24.6	61.0	132.5	891.6	1,024.1
Investment properties	96.9	20.2	174.6	1.6	7.6	300.8	1,706.7	2,007.5
Small balance CRE	9.4	13.7	9.5	17.3	9.4	59.2	532.6	591.8
Multifamily real estate	0.0	0.0	0.0	0.0	0.0	0.0	400.2	400.2
Construction and land								
Commercial construction	29.1	1.6	14.9	4.4	0.0	50.0	155.5	205.5
Multifamily construction	0.0	0.0	0.0	0.0	0.0	0.0	250.4	250.4
One- to four-family construction	0.0	0.0	0.0	0.0	0.0	0.0	535.0	535.0
Land and land development	0.0	0.6	0.0	0.0	0.0	0.6	231.9	232.5
Commercial business:								
Commercial business	68.0	21.0	5.6	72.5	4.5	171.5	1,186.3	1,357.8
Small business scored	10.7	50.8	5.9	42.4	7.7	117.6	689.9	807.5
Agricultural business and farmland	0.0	0.1	0.0	0.0	0.2	0.3	330.0	330.3
One- to four-family residential	0.4	0.3	0.4	0.0	0.0	1.2	880.2	881.4
Consumer:								
Consumer—home equity lines	0.0	0.0	0.0	0.0	0.0	0.0	521.6	521.6
Consumer—other	0.0	0.0	0.0	0.0	0.0	0.0	140.2	140.2
Toal loans receivable	244.1	123.5	213.0	162.9	90.4	833.8	8,451.9	9,285.7

CECL impact and Allowance for Credit Losses

$ Millions



Allowance for Credit Losses Build
103.3
ALLL ÷ Loans 1.08%
14.9
118.2
ACLL ÷ Loans 1.16%
0.2
24.1
142.0
ACLL ÷ Loans 1.41%
Q4 2019
Day 1 Impact
Day 1
Balance Sheet Growth
Forecast Adjustment & Other
Q1 2020



Allowance for Credit Losses
103.3
2.7
100.6
118.2
9.7
0.1
108.4
142.0
11.5
0.1
130.5
12/31/2019
01/01/2020
03/31/2020
Allowance for Credit Losses-Loans
Unfunded Loan Commitments
HTM Securities

- Day 1 CECL adoption impact of $14.9MM:
  - Loans ($7.8MM)
  - Unfunded Loan Commitments ($7.0MM)
  - HTM Securities ($63K)
- Provision expense for Q1 2020 of $21.7MM reflects expected lifetime credit losses based on conditions that existed March 31, 2020, as well as anticipated changes in risks associated with loan classification assignments and a deteriorating economy.
- The economic forecast contemplated the unemployment rate increasing to 9% in the second quarter and running in the mid to high single digit level through the remainder of 2020
- The reserve for unfunded commitments increased $7.0MM on CECL Day 1 and increased another $1.7MM by the end of Q1 2020.
- HFI loans decreased by $19.6MM or 0.21% during Q1 2020.

Building value at Banner

BANNER CORPORATION

Building value for stakeholders …

by focusing on core banking competency …

that is sustainable through change events …

and scalable with acquisition growth

Banner Corporation	
Assets	$12.8B
Deposits	$10.4B
Loans	$ 9.5B
Offices	177
Employees	2,200


CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

BANNER CORPORATION

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.7	12%
Oregon	4.3	4.7	10%
Idaho	1.8	2.3	18%
California	39.6	41.3	4%
Region	53.4	56.8	6%
United States	***330.0***	***349.8***	***6%***

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
11th
4th
2nd
22nd
25th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
Medford
OR
ID
Boise
MT
WY
NV
UT
CO
CA
Sacramento
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Source: U.S. Census Bureau
Moody's Analytics Forecasted

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, Intel, Amazon, Micron, Expedia
Manufacturing	Boeing, Intel, PACCAR
Consumer	Amazon, Costco Wholesale, Starbucks, Nike, Nordstrom
Logistics	Port of Seattle, Port of Tacoma, Port of Portland, LA The Port of Los Angeles, Port of Long Beach, Port of San Diego
Natural Resources	Weyerhaeuser, TriMarine, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Offer super community bank value proposition
Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation




BEST BANKS 2019
Money

Ranked highest in Northwest (3rd consecutive year): J.D. Power 2019 U.S. Retail Banking Satisfaction Study℠
Ranked best bank in the Pacific region (2nd consecutive year): *Money* 2019-2020 "America's Best Banks"
Ranked in top 100 (3rd consecutive year): *Forbes* 2019 "Best Banks in America"
Received highest rating: *BauerFinancial* Star Rating™
Named "Regional Lender of the Year" (7th consecutive year): Seattle/Spokane SBA District for 2018
Named "Star Performer" (4th consecutive year): Portland SBA District for 2018
Released from enhanced regulatory oversight (April 2012)
Repurchased 100% of Senior Preferred Stock (f/k/a TARP): $124 million during 2012

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
03/31/20	305,537	2.9%[1]	150,834	-0.1%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~110% since 2009, about an 8% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased more than 2½ times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.


Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Year-over-year growth rates exclude accounts acquired from AltaPacific Bank, while number of accounts include them.

Growing revenue

Grow core revenue

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
03/31/20	$ 143 M	6.5%	$ 560 M	5.8%
12/31/09	$ 45 M	5.8%	$ 177 M	-0.6%



Millions
150
125
100
75
50
25
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Grow deposit fees[1]

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
03/31/20	$ 9.8 M	-22.3%	$ 43.8 M	-11.3%
12/31/09	$ 5.3 M	1.6%	$ 21.4 M	-0.7%



Millions
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009


Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

03/31/2020


Coml & Ag
22%
Securities
19%
Consumer
6%
CRE Owner
11%
8%
Res Mortgage
6%
Res Const/Dev
CRE Investor
28%

$ Billions	12/09	03/20
Securities	0.6	2.2
Coml & Ag	0.9	2.5
CRE Owner	0.5	1.3
CRE Investor	0.9	3.2
Res Const/Dev	0.5	0.7
Res Mortgage	0.7	0.9
Consumer	0.3	0.7
Total	4.4	11.5

Improve Funding Mix

12/31/2009


14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%

03/31/2020


Certificates of Deposit
11%
FHLB & Other
4%
38%
Non-Interest Bearing
Interest Bearing and Savings
47%

$ Billions	12/09	03/20
Non-Interest	0.6	4.1
Interest Bearinc	1.3	5.2
CDs	2.0	1.1
FHLB & Other	0.4	0.5
Total	4.3	10.9

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
03/31/20	$ 9,283M	13.0%	89%
12/31/09	$ 1,924M	16.8%	50%


Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
03/31/20	$ 8.8M	0.35%	$ 37.7M	0.39%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%


Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
03/31/20	91%
12/31/09	98%


Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19


Deposits
Loans
Loan-to-Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
10
8
6
4
2
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
03/31/20	$ 119 M	4.19%	$472 M	4.25%
12/31/09	$ 39 M	3.53%	$146 M	3.36%


Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19


Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
03/31/20	$ 94 M	6.5%	$356 M	4.1%
12/31/09	$ 31 M	-10.1%	$132 M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
03/31/20	$ 44 M	0.46%	$ 2 M	0.03%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



ALLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE / TA
03/31/20	10.45%	9.70%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency
Growing revenue
Protecting net interest margin
Spending carefully
Maintaining a moderate risk profile
Employing capital wisely

Employing capital wisely
Maintain premium to tangible book value
Pay appropriate dividends
Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV and EPS

Quarter Ending	Stock Price [1]	TBV	Price / TBV	EPS LTM	P/E Ratio
03/31/20	$ 33.64	$ 34.23	98%	$ 3.71	9.1x
06/30/10	$ 15.07	$ 29.03	52%	$ -8.06	n/m



Return on Average Assets
Banner
Peer Top Quartile
Peer Median
2.0%
1.5%
1.0%
0.5%
0.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Earnings per Share LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

[1] Average closing price for the month following quarter-end.

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved